Exhibit 10.8

Mexico Service Agreement

Agreement number: MTCT2024-NLU-003

Party A : Hengmin Datong (Xiamen) Supply Chain Management Co., Ltd. (hereinafter referred to as Party A)

Unified social credit code: 91350200 MACMMX6T4P

Address : Xiamen Area, China (Fujian) Pilot Free Trade Zone Room C, Xiamen International Shipping Center, No. 93 Xiangyu Road Dong 4 layer 431 Unit H

Party B : Chengtian International Supply Chain (Shenzhen) Co., Ltd. (hereinafter referred to as Party B)

Unified social credit code: 91440300MA5F4YBUX3

Address : Room 1805, Qianhai Xiangbin Building, No. 18, Free Trade West Street, Nanshan Street, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen

Whereas, Party B hopes Party A to provide the air cargo related services it requires ;

and Whereas, Party A’s business scope is to provide air freight services of the nature required by Party B. Therefore, based on The mutual commitments set forth below, Party A and Party B hereby agree as follows :

1. Party A’s Responsibilities

1.1 Provide the agreed aircraft space on the agreed route flight.

1.2 Coordinate with the airline to issue a loading list.

1.3 Ensure that the flight has obtained all relevant permits for carriage and the airline has obtained relevant qualifications and meet the transportation conditions.

1.4 Provide loading devices ( ULD ) - container nets and pallets.

2. Party B ’s Responsibilities.

2.1 Bear the air transportation costs of the contracted quantity of goods.

2.2 Bear the costs of palletizing and depalletizing the contracted quantity of goods, as well as all other costs incurred at the ground warehouse.

2.3 Purchase cargo statutory liability insurance and cargo transportation insurance.

2.4 Pay a deposit corresponding to the contracted space.

2.5 Party A does not accept any Party A has the right but not the obligation to inspect all shipments. Party B hereby confirms that acknowledgement: Party A may abandon and/or refuse to transport the goods delivered by Party B to Party A after giving Party B reasonable notice. The airline has declared it unacceptable or Party B have underestimated the value or misdescribed it for customs purposes (whether intentionally or any items that are damaged (whether intentional or accidental) ; and Party A does not need to bear any responsibility to Party B for this ; Party B will defend Party A against all claims, damages, fines and expenses arising therefrom and will be responsible for Party A and the airline make compensation and hold Party A and the airline harmless.

2.6 Live animals are not allowed to be shipped or checked in without the special written consent of Party A and the Executive General Manager of the airline.

2.7 Any ( IATA ) or ICAO ( ICAO ) or the United States Dangerous goods or hazardous materials regulated under Part 49 of the Statute s of the United States shall be to accept.

2.8 Hengmin Datong (Xiamen) Supply Chain Management Co.,Ltd.and Chengtian International Supply Chain (Shenzhen) Co., Ltd.,in order to jointly develop the air cargo market,based on the principle of mutual benefit and common development, have reached the following agreement on the cooperation of international cargo transportation agency services on the Zhengzhou CGO-Anchorage (ANC)-Mexico (NLU) route (hereinafter referred to as = Zhengzhou-Mexico) after friendly consultation and negotiation:

I. Cooperation routes

Party A uses Boeing B747-400 Freighter operates Zhengzhou-Mexico flights, with routes Zhengzhou-Anker Regis-Mexico, flight schedule and time are subject to the latest flight information released by Party A planned flight schedule see Appendix 3.

II. Cabin and Regulations

Party B chooses to use the space of the Zhengzhou-Mexico cargo flight operated by Party A in a fixed package as follows :

1. The cargo volume of each flight needs to be forecasted five days before the flight takes off ; the flight schedule is subject to actual implementation .

2. Party A shall reserve the space for Party B. Party B shall make a reservation at least before the scheduled departure time of the flight. Send an email to Party A within 96 hours to inform Party A of the cargo information and update it in time.

3. Party B shall declare the goods by itself. The way bill shall be delivered to Party A’s ground agent 12 hours before the flight takes off. Party A shall not be held liable for any reason such as the inability to declare customs due to the late arrival of Party B’s goods.

4. The goods booked by Party B have not completed customs declaration or inspection, resulting in the goods not being released and unable to be loaded on the flight. If the flight is unused that day, the fee will not be reduced or exempted, and Party A has the right to dispose of the remaining space.

III. Service Fees and Other Fees

1. Basic service fee, fixed board space:

Party B’s board charter service fee is RMB45.24/KG+Documentation Fees RMB470.8/ class (freight rate includes pick-up + report Customs clearance + warehouse entry, excluding document fee RMB470.8/shift) illustrate:

type	Maximum weight limit ( KG )	Number of cartons that can be loaded	quantity
Q7	3500	155	17
Q6	3000	133	5
LD	2500	102	8

A. ULD Type and Load

B. The actual carrying weight is calculated according to [imported basis weight/imported basis weight and billing weight, whichever is higher / basic weight and gross weight, whichever is higher] The unit price is RMB45.24/KG (Special note : the freight rate includes pick-up + customs declaration + warehouse loading, but does not include documents. Cost RMB470.8/ class), EQ assessment period is [ ☑ per class] , the base weight during the EQ assessment period is [38780 ] KG;

4. Settlement method:

A. Party A will issue Party B the corresponding bill and invoice for the flight package service next week on Tuesday. Party B shall pay the relevant amount to Party B by transfer on the same day after receiving the bill and invoice.

B. Party A’s payment account information:

Account Name : Hengmin Datong (Xiamen) Supply Chain Management Co., Ltd.

Account number : 43120078801400001159

Bank of Account : Fuzhou Area Sub-branch, China (Fujian) Pilot Free Trade Zone, Shanghai Pudong Development Bank Co., Ltd.

5. The service price includes fuel surcharge, fuel surcharge is floating, and the fuel index is linked to the flight price. The details are as follows ;

The fuel benchmark is USD 3.0 per gallon. If the average fuel price is between USD 2.85 and USD 3.05 per gallon, the freight rate will not be adjusted. If the average fuel price is below USD 2.85 per gallon, the freight rate will be reduced by RMB 0.0857 per KG for every USD 0.01 change in the average fuel price (for example, when the average fuel price is USD 2.84 per gallon, the settlement freight rate is RMB 46.2143 per KG); If the average fuel price is above USD 3.05/gallon, the freight rate will be increased by RMB 0.0857/KG for every USD 0.01 change in the average fuel price (for example, when the average fuel price is USD 3.06/gallon, the settlement freight rate is RMB 46.3857/KG) (The airline issues a fuel bill every week, and calculates the average fuel price based on the actual amount of fuel refueled at each station for each flight during the week and the fuel price at each station. Party B must provide the fuel bill before settling the single flight charges. If the bill is provided overdue, the number of days for reconciliation will be deferred and Party A will not be responsible for the extension).

6. Payment of additional costs:

Party B agrees and shall pay the above fees specified in this Agreement according to the invoice issued by Party A within the agreed period. If the payment is overdue for more than 3 working days due to Party B’s reasons, Party A has the right to temporarily withhold or retain all documents of Party B (including but not limited to bills of lading, airway bills, customs declarations, verification forms and other transport documents or trade documents) and all goods, and will not accept goods on the next flight before the accounts are settled; if Party B defaults on payment for 3 consecutive times or 5 times in total, it will be deemed that Party B has a capital shortage problem, and Party A has the right to unilaterally terminate the contract. The risks, responsibilities and losses arising therefrom shall be borne by Party B, and Party A shall not be liable for any losses suffered by Party B as a result.

IV. Restrictions on cargo:

The cargo delivered by Party B is limited to ordinary cargo, excluding express delivery, fresh goods, valuables, live animals and other special cargo specified by IATA and items prohibited or restricted by the government. Dangerous goods are limited to Class 9 dangerous goods and meet the safety requirements of the departure airport and airlines. They can only be shipped after notification and confirmation from Party A.

V. Cargo packaging, Handover and safety requirements

1. Party B shall ensure that the packaging of the consigned goods will not damage or contaminate the aircraft, equipment and other items during transportation. If the aircraft is damaged due to Party B’s goods, Party B shall bear all compensation liability.

2. Party B shall use appropriate internal and external packaging materials and packaging forms to properly package the goods according to the nature of the goods, the transportation environment and the requirements of Party A.

3. If the goods are rejected due to non-compliance with the regulations, the consequences shall be borne by Party B.

VI. Palletization Requirements:

Party B must strictly follow the relevant international cargo transportation rules of IATA and the transportation rules and requirements of Party A to collect and transport cargo, and be responsible for the safety of cargo in the air and on the ground. Pallet assembly must strictly follow the length, width and height restrictions, and with the consent of Party A, it must not exceed the maximum available payload of the aircraft.

VII. Flight Cancellation:

1. If the flight is cancelled due to airline failure, Party A shall produce relevant documents to prove it.

2. If Party A cancels the flight due to scheduled aircraft maintenance, weather factors, holidays, natural disasters, air traffic control and emergencies, government requisition or military requisition of flights and other non-human factors, Party A shall be exempted from the rights and obligations of the flight except for necessary notification and assistance.

VIII.other

1.During this Agreement, if Party B withdraws from the air space cooperation ahead of schedule on the specified date, it must submit a written request to Party A 30 days in advance. After all fees are settled, the security deposit will not be refunded. Party B may choose to transfer the contract to another agent. If the renewing party continues to cooperate with Party A, Party B must submit a request 30 days in advance and sign a corresponding transfer contract. Party B shall require the renewing party to pay a security deposit according to the amount of this Agreement. Party A will refund Party B’s security deposit within seven working days after receiving the full security deposit from the renewing party and settling all fees.

2. During the validity period of this Agreement, any other written documents or revised terms reached by Party A and Party B on this Agreement shall be deemed as an annex to this Agreement after being signed and sealed by both parties and shall have the same legal effect as this Agreement.

3. During the implementation of this Agreement, if there is a major deviation between the market and the relevant terms or a major event of force majeure, the parties to the agreement shall negotiate in a friendly manner and reach a consensus in accordance with the principle of seeking truth from facts.

4. Matters not covered in this Agreement shall be based on the Warsaw Convention and the regulations of the Civil Aviation Administration of China and relevant government departments, and the terms on the back of the original freight bill and relevant conventions shall also apply. Party A is obliged to assist Party B in initiating relevant prosecution against the carrier.

5. This Agreement shall be governed by the laws of the People’s Republic of China. Any disputes arising from the validity, interpretation and execution of this contract shall be resolved by the parties through friendly negotiation. If no agreement is reached through negotiation, the parties may sue the court with jurisdiction in the place where Party A is located in accordance with the law.

IX. Agreement Term

1. The term of this agreement is subject to the condition that the airline obtains all necessary flight permits. This agreement is effective from the date of signing. The routes agreed in the agreement will take effect from May 15, 2024 and will be valid until June 9, 2024. One month before the expiration, the two parties may negotiate to renew or terminate this contract.

2. This agreement is made in four copies, with each party holding two copies, and they have equal legal effect.

--The following page is only the signature page--

Par ty A : Hengm in Da tong (Xiamen) Supply Cha in Managemen t Co., Ltd. (Seal)

Authorized representative : (Position)

Authorized Representative Signature:

date :

Party B : Chengtian International Supply Chain (Shenzhen) Co., Ltd. (stamp)

Authorized representative : (Position)

Authorized Representative Signature:

date :

Appendix I:

1.Pivot Weight of B744F cargo aircraft container:

(Type Code)	(Volume/ M3)	(Min. chargable Weight/kg)	(MAX Gross Weight/kg)
Q7	18	3000	4500
Q6	15	2500	3500
LD	12	2000	3000

Appendix II:

The parties hereto sign this Appendix II onMay 7, 2024, and incorporate this Appendix by reference into the Specific Route Space Service Agreement signed on (date) between Hengmin Datong (Xiamen) Supply Chain Management Co., Ltd. (hereinafter referred to as “Party A”) and Chengtian International Supply Chain (Shenzhen) Co., Ltd. (“Party B”) (hereinafter referred to as “this Agreement”); and further agree as follows:

Acceptance of Hazardous Materials

1. If Party B requests to ship dangerous goods, then Party B shall ensure that all dangerous goods shippers fully comply with the International Air Transport Association (IATA)/International Civil Aviation Organization (ICAO) regulations. In addition, Party B shall ensure that all cargo shipments comply with any applicable regulations established by the country of origin, planned transit countries, planned destination countries and major planned alternative countries. Party B agrees to fully indemnify the airline for dangerous goods shipped on its behalf and any fines caused by the actions of Party B, its customers or agents. Party B further agrees to the following conditions when requesting the transportation of dangerous goods from the airline: The following hazardous materials will not be transported without prior approval and confirmation of proper packaging before loading.

●	Class 1 articles (not applicable to Class 1.4S or “C” articles).

●	Any substance labeled as toxic gas.

●	Any material classified as toxic by inhalation.

●	Any Class 7 radioactive material.

●	Class 8, corrosive articles from the following list, O UN 2031 Nitric acid

O	UN 2032 Red fuming nitric acid

O	UN 1796 Nitrating acid mixture

O	UN 1826 Spent nitrating acid mixture O UN 1873 Perchloric acid

O	UN 1831 Oleum

● Any lithium ion, lithium metal or any other form of lithium power battery manufactured without following the manufacturing instructions set forth in Section 2 above.

● Any form of chemical oxygen concentrator, generally listed as “oxygen concentrator”, “chemical” Hazardous waste as defined in USG-04 is refused for transportation. The Airline shall have the final discretion to accept for transportation any dangerous goods requested by Party B to be transported by the Airline; the Airline shall not unreasonably refuse to accept for transportation, except for the lack of transportation authorization, flight safety or due to government bans or other regulations that prohibit the transportation of hazardous materials/dangerous goods specified in this Agreement.

2. Party B shall provide Party A with all documents related to the transportation of dangerous goods no later than four (4) hours before the agreed departure time specified in Annex 1. Dangerous goods documents shall include but not be limited to the shipper’s air waybill and the shipper’s declaration.

WITHSTANDING THEREOF, the Parties have signed this Annex on May 7, 2024.

Party A : Hengmin Datong (Xiamen) Supply Chain Management Co., Ltd.

(Seal)

Authorized person : (Position)

(signature)

Party B : Chengtian International Supply Chain (Shenzhen) Co., Ltd.(Seal)

Authorized person :(Position)

(signature)

Appendix III:

Planned execution period:

		take off	take off	landing	landing	start	Deadline
Flight number	model	Terminal	time	time	terminal	date	date

K4819	B744F	CG0	TBD	TBD	ANC	2024.5.15	2024.6.9

K4819	B744F	ANC	TBD	TBD	NLU	2024.5.15	2024.6.9

The number of flights to be carried out under this agreement is approximately 12 flights (planned to be on Wednesdays, Fridays and Sundays every week). The actual flight schedule is subject to the actual flight schedule. The flight schedule and time are pre-scheduled, and the time is UTC time. The final approval and actual implementation of the Civil Aviation Administration shall prevail. Party A shall notify Party B of the flight schedule for the next week in writing one week in advance.

(This page is the last page)

Mexico Service Agreement

Agreement number: MTCT2024-NLU-002

Party A : Hengmin Datong (Xiamen) Supply Chain Management Co., Ltd. (hereinafter referred to as Party A)

Unified social credit code: 91350200 MACMMX6T4P

Address : Xiamen Area, China (Fujian) Pilot Free Trade Zone Room C, Xiamen International Shipping Center, No. 93 Xiangyu Road Dong 4 layer 431 Unit H

Party B : Chengtian International Supply Chain (Shenzhen) Co., Ltd. (hereinafter referred to as Party B)

Unified social credit code: 91440300MA5F4YBUX3

Address : Room 1805, Qianhai Xiangbin Building, No. 18, Free Trade West Street, Nanshan Street, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen

Whereas, Party B hopes Party A to provide the air cargo related services it requires ;

and Whereas, Party A’s business scope is to provide air freight services of the nature required by Party B. Therefore, based on The mutual commitments set forth below, Party A and Party B hereby agree as follows :

1. Party A’s Responsibilities

1.1 Provide the agreed aircraft space on the agreed route flight.

1.2 Coordinate with the airline to issue a loading list.

1.3 Ensure that the flight has obtained all relevant permits for carriage and the airline has obtained relevant qualifications and meet the transportation conditions.

1.4 Provide loading devices ( ULD ) - container nets and pallets.

2. Party B ’s Responsibilities.

2.1 Bear the air transportation costs of the contracted quantity of goods.

2.2 Bear the costs of palletizing and depalletizing the

contracted quantity of goods, as well as all other costs incurred at the ground warehouse.

2.3 Purchase cargo statutory liability insurance and cargo transportation insurance.

2.4 Pay a deposit corresponding to the contracted space.

2.5 Party A does not accept any Party A has the right but not the obligation to inspect all shipments. Party B hereby confirms that acknowledgement: Party A may abandon and/or refuse to transport the goods delivered by Party B to Party A after giving Party B reasonable notice. The airline has declared it unacceptable or Party B have underestimated the value or misdescribed it for customs purposes (whether intentionally or any items that are damaged (whether intentional or accidental) ; and Party A does not need to bear any responsibility to Party B for this ; Party B will defend Party A against all claims, damages, fines and expenses arising therefrom and will be responsible for Party A and the airline make compensation and hold Party A and the airline harmless.

2.6 Live animals are not allowed to be shipped or checked in without the special written consent of Party A and the Executive General Manager of the airline.

2.7 Any ( IATA ) or ICAO ( ICAO ) or the United States Dangerous goods or hazardous materials regulated under Part 49 of the Statute s of the United States shall be to accept.

2.8 Hengmin Datong (Xiamen) Supply Chain Management Co.,Ltd.and Chengtian International Supply Chain (Shenzhen) Co., Ltd.,in order to jointly develop the air cargo market,based on the principle of mutual benefit and common development, have reached the following agreement on the cooperation of international cargo transportation agency services on the Zhengzhou CGO-Anchorage (ANC)-Mexico (NLU) route (hereinafter referred to as = Zhengzhou-Mexico) after friendly consultation and negotiation:

I. Cooperation routes

Party A uses Boeing B747-400 Freighter operates Zhengzhou-Mexico flights, with routes Zhengzhou-Anker Regis-Mexico, flight schedule and time are subject to the latest flight information released by Party A planned flight schedule see Appendix 3.

II. Cabin and Regulations

Party B chooses to use the space of the Zhengzhou-Mexico cargo flight operated by Party A in a fixed package as follows :

1. The cargo volume of each flight needs to be forecasted five days before the flight takes off ; the flight schedule is subject to actual implementation .

2. Party A shall reserve the space for Party B. Party B shall make a reservation at least before the scheduled departure time of the flight. Send an email to Party A within 96 hours to inform Party A of the cargo information and update it in time.

3. Party B shall declare the goods by itself. The way bill shall be delivered to Party A’s ground agent 12 hours before the flight takes off. Party A shall not be held liable for any reason such as the inability to declare customs due to the late arrival of Party B’s goods.

4. The goods booked by Party B have not completed customs declaration or inspection, resulting in the goods not being released and unable to be loaded on the flight. If the flight is unused that day, the fee will not be reduced or exempted, and Party A has the right to dispose of the remaining space.

III. Service Fees and Other Fees

1. Basic service fee, fixed board space:

Party B’s board charter service fee is RMB45.24/KG+Documentation Fees RMB760.0/ class (freight rate includes pick-up + report Customs clearance + warehouse entry, excluding document fee RMB760.0/shift) illustrate:

type	Maximum weight limit ( KG )	Number of cartons that can be loaded	quantity
Q7	3500	155	17
Q6	3000	133	5
LD	2500	102	8

A. ULD Type and Load

B. The actual carrying weight is calculated according to [imported basis weight/imported basis weight and billing weight, whichever is higher / basic weight and gross weight, whichever is higher] The unit price is RMB45.24/KG (Special note : the freight rate includes pick-up + customs declaration + warehouse loading, but does not include documents. Cost RMB760.0/ class), EQ assessment period is [ ☑ per class] , the base weight during the EQ assessment period is [79000 ] KG;

4. Settlement method:

A. Party A will issue Party B the corresponding bill and invoice for the flight package service next week on Tuesday. Party B shall pay the relevant amount to Party B by transfer on the same day after receiving the bill and invoice.

B. Party A’s payment account information:

Account Name : Hengmin Datong (Xiamen) Supply Chain Management Co., Ltd.

Account number : 43120078801400001159

Bank of Account : Fuzhou Area Sub-branch, China (Fujian) Pilot Free Trade Zone, Shanghai Pudong Development Bank Co., Ltd.

5. The service price includes fuel surcharge, fuel surcharge is floating, and the fuel index is linked to the flight price. The details are as follows ;

The fuel benchmark is USD 3.0 per gallon. If the average fuel price is between USD 2.85 and USD 3.05 per gallon, the freight rate will not be adjusted. If the average fuel price is below USD 2.85 per gallon, the freight rate will be reduced by RMB 0.0857 per KG for every USD 0.01 change in the average fuel price (for example, when the average fuel price is USD 2.84 per gallon, the settlement freight rate is RMB 46.2143 per KG); If the average fuel price is above USD 3.05/gallon, the freight rate will be increased by RMB 0.0857/KG for every USD 0.01 change in the average fuel price (for example, when the average fuel price is USD 3.06/gallon, the settlement freight rate is RMB 46.3857/KG) (The airline issues a fuel bill every week, and calculates the average fuel price based on the actual amount of fuel refueled at each station for each flight during the week and the fuel price at each station. Party B must provide the fuel bill before settling the single flight charges. If the bill is provided overdue, the number of days for reconciliation will be deferred and Party A will not be responsible for the extension).

6. Payment of additional costs:

Party B agrees and shall pay the above fees specified in this Agreement according to the invoice issued by Party A within the agreed period. If the payment is overdue for more than 3 working days due to Party B’s reasons, Party A has the right to temporarily withhold or retain all documents of Party B (including but not limited to bills of lading, airway bills, customs declarations, verification forms and other transport documents or trade documents) and all goods, and will not accept goods on the next flight before the accounts are settled; if Party B defaults on payment for 3 consecutive times or 5 times in total, it will be deemed that Party B has a capital shortage problem, and Party A has the right to unilaterally terminate the contract. The risks, responsibilities and losses arising therefrom shall be borne by Party B, and Party A shall not be liable for any losses suffered by Party B as a result.

IV. Restrictions on cargo:

The cargo delivered by Party B is limited to ordinary cargo, excluding express delivery, fresh goods, valuables, live animals and other special cargo specified by IATA and items prohibited or restricted by the government. Dangerous goods are limited to Class 9 dangerous goods and meet the safety requirements of the departure airport and airlines. They can only be shipped after notification and confirmation from Party A.

V. Cargo packaging, Handover and safety requirements

1. Party B shall ensure that the packaging of the consigned goods will not damage or contaminate the aircraft, equipment and other items during transportation. If the aircraft is damaged due to Party B’s goods, Party B shall bear all compensation liability.

2. Party B shall use appropriate internal and external packaging materials and packaging forms to properly package the goods according to the nature of the goods, the transportation environment and the requirements of Party A.

3. If the goods are rejected due to non-compliance with the regulations, the consequences shall be borne by Party B.

VI. Palletization Requirements:

Party B must strictly follow the relevant international cargo transportation rules of IATA and the transportation rules and requirements of Party A to collect and transport cargo, and be responsible for the safety of cargo in the air and on the ground. Pallet assembly must strictly follow the length, width and height restrictions, and with the consent of Party A, it must not exceed the maximum available payload of the aircraft.

VII. Flight Cancellation:

1. If the flight is cancelled due to airline failure, Party A shall produce relevant documents to prove it.

2. If Party A cancels the flight due to scheduled aircraft maintenance, weather factors, holidays, natural disasters, air traffic control and emergencies, government requisition or military requisition of flights and other non-human factors, Party A shall be exempted from the rights and obligations of the flight except for necessary notification and assistance.

VIII.other

1.During this Agreement, if Party B withdraws from the air space cooperation ahead of schedule on the specified date, it must submit a written request to Party A 30 days in advance. After all fees are settled, the security deposit will not be refunded. Party B may choose to transfer the contract to another agent. If the renewing party continues to cooperate with Party A, Party B must submit a request 30 days in advance and sign a corresponding transfer contract. Party B shall require the renewing party to pay a security deposit according to the amount of this Agreement. Party A will refund Party B’s security deposit within seven working days after receiving the full security deposit from the renewing party and settling all fees.

2. During the validity period of this Agreement, any other written documents or revised terms reached by Party A and Party B on this Agreement shall be deemed as an annex to this Agreement after being signed and sealed by both parties and shall have the same legal effect as this Agreement.

3. During the implementation of this Agreement, if there is a major deviation between the market and the relevant terms or a major event of force majeure, the parties to the agreement shall negotiate in a friendly manner and reach a consensus in accordance with the principle of seeking truth from facts.

4. Matters not covered in this Agreement shall be based on the Warsaw Convention and the regulations of the Civil Aviation Administration of China and relevant government departments, and the terms on the back of the original freight bill and relevant conventions shall also apply. Party A is obliged to assist Party B in initiating relevant prosecution against the carrier.

5. This Agreement shall be governed by the laws of the People’s Republic of China. Any disputes arising from the validity, interpretation and execution of this contract shall be resolved by the parties through friendly negotiation. If no agreement is reached through negotiation, the parties may sue the court with jurisdiction in the place where Party A is located in accordance with the law.

IX. Agreement Term

1. The term of this agreement is subject to the condition that the airline obtains all necessary flight permits. This agreement is effective from the date of signing. The routes agreed in the agreement will take effect from April 30, 2024 and will be valid until May 12, 2024. One month before the expiration, the two parties may negotiate to renew or terminate this contract.

2. This agreement is made in four copies, with each party holding two copies, and they have equal legal effect.

--The following page is only the signature page--

Party A : Hengm in Da tong (Xiamen) Supply Cha in Managemen t Co., Ltd. (Seal)

Authorized representative : (Position)

Authorized Representative Signature:

date:

Party B : Chengtian International Supply Chain (Shenzhen) Co., Ltd. (stamp)

Authorized representative : (Position)

Authorized Representative Signature:

date:

Appendix I:

1.Pivot Weight of B744F cargo aircraft container:

(Type Code)	(Volume/ M3)	(Min. chargable Weight/kg)	(MAX Gross Weight/kg)
Q7	18	3000	4500
Q6	15	2500	3500
LD	12	2000	3000

Appendix II:

The parties hereto sign this Appendix II on April 22, 2024, and incorporate this Appendix by reference into the Specific Route Space Service Agreement signed on (date) between Hengmin Datong (Xiamen) Supply Chain Management Co., Ltd. (hereinafter referred to as “Party A”) and Chengtian International Supply Chain (Shenzhen) Co., Ltd. (“Party B”) (hereinafter referred to as “this Agreement”); and further agree as follows:

Acceptance of Hazardous Materials

1. If Party B requests to ship dangerous goods, then Party B shall ensure that all dangerous goods shippers fully comply with the International Air Transport Association (IATA)/International Civil Aviation Organization (ICAO) regulations. In addition, Party B shall ensure that all cargo shipments comply with any applicable regulations established by the country of origin, planned transit countries, planned destination countries and major planned alternative countries. Party B agrees to fully indemnify the airline for dangerous goods shipped on its behalf and any fines caused by the actions of Party B, its customers or agents. Party B further agrees to the following conditions when requesting the transportation of dangerous goods from the airline: The following hazardous materials will not be transported without prior approval and confirmation of proper packaging before loading.

●	Class 1 articles (not applicable to Class 1.4S or “C” articles).

●	Any substance labeled as toxic gas.

●	Any material classified as toxic by inhalation.

●	Any Class 7 radioactive material.

●	Class 8, corrosive articles from the following list, O UN 2031 Nitric acid

O	UN 2032 Red fuming nitric acid

O	UN 1796 Nitrating acid mixture

O	UN 1826 Spent nitrating acid mixture O UN 1873 Perchloric acid

O	UN 1831 Oleum

● Any lithium ion, lithium metal or any other form of lithium power battery manufactured without following the manufacturing instructions set forth in Section 2 above.

● Any form of chemical oxygen concentrator, generally listed as “oxygen concentrator”, “chemical” Hazardous waste as defined in USG-04 is refused for transportation. The Airline shall have the final discretion to accept for transportation any dangerous goods requested by Party B to be transported by the Airline; the Airline shall not unreasonably refuse to accept for transportation, except for the lack of transportation authorization, flight safety or due to government bans or other regulations that prohibit the transportation of hazardous materials/dangerous goods specified in this Agreement.

2. Party B shall provide Party A with all documents related to the transportation of dangerous goods no later than four (4) hours before the agreed departure time specified in Annex 1. Dangerous goods documents shall include but not be limited to the shipper’s air waybill and the shipper’s declaration.

WITHSTANDING THEREOF, the Parties have signed this Annex on April 22, 2024.

Party A : Hengmin Datong (Xiamen) Supply Chain Management Co., Ltd.

(Seal)

Authorized person : (Position)

(signature)

Party B : Chengtian International Supply Chain (Shenzhen) Co., Ltd.(Seal)

Authorized person :(Position)

(signature)

Appendix III:

Planned execution period:

		take off	take off	landing	landing	start	Deadline
Flight number	model	Terminal	time	time	terminal	date	date

K4819	B744F	CG0	TBD	TBD	ANC	2024.4.30	2024.5.12

K4819	B744F	ANC	TBD	TBD	NLU	2024.4.30	2024.5.12

The number of flights to be carried out under this agreement is approximately 6 flights (planned to be on Tuesday, Thursday and Saturday every week). The actual flight schedule is subject to the actual flight schedule. The flight schedule and time are pre-scheduled, and the time is UTC time. The final approval and actual implementation of the Civil Aviation Administration shall prevail. Party A shall notify Party B of the flight schedule for the next week in writing one week in advance.

(This page is the last page)